Exhibit (j)

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in the DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government and Agency Securities VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Turner Mid Cap Growth VIP Class A and Class B Shares, DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP Class B Shares (collectively the “Funds”) Prospectuses, and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Funds’ Statements of Additional Information, and to the incorporation by reference in Post-Effective Amendment Number 63 to the Registration Statement (Form N-1A, No. 33-11802) of our reports dated February 14, 2008, on the financial statements and financial highlights of the DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government and Agency Securities VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Technology VIP, DWS Turner Mid Cap Growth VIP Class A and Class B Shares, DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP, and our reports dated Feburary 21, 2008 on the financial statements and financial highlights of the DWS Balanced VIP, DWS High Income VIP, and DWS Strategic Income VIP, included in the Funds’ Annual Reports dated December 31, 2007.

/s/ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008